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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of report (Date of earliest event reported): July 21, 2004

                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                    000-23533              04-3401049
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                      60 High Street, Medford, MA 02155
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code:  (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.  Not applicable.

Item 7.             Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial information is required to be filed with this report.

      (c)   The following exhibit is filed with this Report:

      Exhibit No.   Description
      -----------   -----------

         99.1 Press release issued by Mystic Financial, Inc. on July 21, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8 through 11.  Not applicable.

Item 12.            Results of Operations and Financial Condition

      On July 21, 2004, Mystic Financial, Inc. announced its earnings for the quarter and fiscal year ended June 30, 2004. A copy of the press release dated July 21, 2004, describing the earnings for these periods, is furnished as Exhibit 99.1.

      This information and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MYSTIC FINANCIAL, INC.


                                       By: /s/ Anthony J. Patti
                                           --------------------------------
                                           Anthony J. Patti
                                           Senior Vice President and
                                           Chief Financial Officer

Date: July 22, 2003


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                                EXHIBIT INDEX

Exhibit   Description
-------   -----------

  99.1    Press release dated July 21, 2004.


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